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                                                   CACHE, INC. AND SUBSIDIARIES                                           14-May-07
                                               CONDENSED CONSOLIDATED BALANCE SHEETS




                                                                          March 31,            December 30,             April 1,
 ASSETS                                                                     2007                   2006                   2006
                                                                       --------------       ----------------       ----------------
                                                                         (Unaudited)                                   (Unaudited)
 Current assets:
    Cash and equivalents                                                $  9,106,000          $  19,363,000         $   22,185,000
    Marketable securities                                                 51,942,000             42,094,000             34,552,000
    Receivables, net                                                       4,418,000              4,794,000              3,697,000
    Inventories                                                           36,135,000             34,829,000             34,427,000
    Prepaid expenses and other current assets                              8,063,000              7,217,000              1,737,000
                                                                        -------------         -------------         --------------
                 Total current assets                                    109,664,000            108,297,000             96,598,000


 Equipment and leasehold improvements, net                                50,493,000             50,450,000             54,059,000

 Other assets                                                                444,000                439,000                886,000
                                                                        -------------         -------------         --------------

                 Total assets                                           $160,601,000          $ 159,186,000         $  151,543,000
                                                                        ============          =============         ==============


 LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
    Accounts payable                                                    $ 12,523,000          $  11,702,000         $   16,027,000
    Income taxes payable                                                         ---                    ---                872,000
    Accrued compensation                                                   2,571,000              1,689,000              2,560,000
    Accrued liabilities                                                   10,441,000             11,515,000             12,624,000
                                                                        ------------          -------------         --------------
                 Total current liabilities                                25,535,000             24,906,000             32,083,000


 Other liabilities                                                        16,103,000             15,749,000             16,171,000
 Deferred income taxes, net                                                1,882,000              2,068,000              2,042,000

 Commitments and contingencies


 STOCKHOLDERS' EQUITY

    Common stock                                                             163,000                163,000                158,000
    Additional paid-in capital                                            45,119,000             44,646,000             35,978,000
    Retained earnings                                                     71,799,000             71,654,000             65,111,000
                                                                        ------------          -------------         --------------
                Total stockholders' equity                               117,081,000            116,463,000            101,247,000
                                                                        ------------          -------------         --------------

                Total liabilities and stockholders' equity              $160,601,000          $ 159,186,000         $  151,543,000
                                                                        ============          =============         ==============



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

                                                   CACHE, INC. AND SUBSIDIARIES                                           14-May-07
                                            CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                                   FOR THE THIRTEEN WEEKS ENDED
                                                            (Unaudited)

                                                                                     March 31,              April 1,
                                                                                       2007                   2006
                                                                                ---------------        ----------------

     Net sales                                                                  $    64,355,000          $  63,821,000

     Cost of sales, including
     buying and occupancy                                                            35,364,000             34,639,000
                                                                                ---------------           -------------

     Gross profit                                                                    28,991,000             29,182,000
                                                                                ---------------           -------------

     Expenses
         Store operating expenses                                                    24,018,000             22,054,000
         General and administrative expenses                                          5,462,000              4,824,000
                                                                                ---------------           -------------
              Total expenses                                                         29,480,000             26,878,000
                                                                                ---------------           -------------

     Operating income (loss)                                                           (489,000)             2,304,000


     Other income:
         Interest income                                                                726,000                529,000
                                                                                ---------------           ------------

     Income before income taxes                                                         237,000              2,833,000

     Income tax provision                                                                92,000              1,105,000
                                                                                ---------------           ------------


     Net income                                                                 $       145,000           $  1,728,000
                                                                                ===============           ============



     Basic earnings per share                                                             $0.01                  $0.11
                                                                                    ===========           ============

     Diluted earnings per share                                                           $0.01                  $0.11
                                                                                    ===========           ============



     Basic weighted average shares
     outstanding                                                                     16,283,000             15,776,000
                                                                                    ===========           ============

     Diluted weighted average
     shares outstanding                                                              16,766,000             16,236,000
                                                                                    ===========           ============

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